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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K/A
                               AMENDMENT NO. 1

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    May 2, 1997
                                                -------------------------------

                          TRIDENT ROWAN GROUP, INC.
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              (Exact name of registrant as specified in charter)

          Maryland                    0-2642                     52-0466460
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(State or Other Jurisdiction       (Commission)                (IRS Employer
     of Incorporation)             File Number)             Identification No.)

Two Worlds Fair Drive, Somerset, New Jersey                               08873
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code      (908) 868-9000
                                                   ----------------------------

                                      N/A
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         (Former name or former address, if changed since last report)

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ITEM 7.      Exhibit     Description
             -------     -----------
               4.2       Warrant Agreement relating to Warrant to purchase
                         1,250,000 shares of the Registrant's Common Stock issued to Centaurus Management, LDC.

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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 20, 1997

                                       TRIDENT ROWAN GROUP, INC.

                                       By: /s/ Howard E. Chase
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                                           Howard E. Chase
                                           President and Chief Executive Officer

                                       By: /s/ Carlo Previtali
                                          --------------------------------------
                                           Carlo Previtali
                                           Secretary/Treasurer

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